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                                                                   EXHIBIT 10.19
                           PROFESSIONAL SERVICES AGREEMENT
                       (CLINICAL ADVISORY BOARD AND CONSULTING)

    THIS PROFESSIONAL SERVICES AGREEMENT ("Agreement") is entered into as of ___________, 199__ ("Effective Date"), by and between ___________________
("Advisor") and Vista Medical Technologies, Inc., a California corporation ("the "Company"). In consideration of the retention of Advisor as a clinical and scientific advisor and consultant to the Company, and of the compensation received by Advisor from the Company, the Company and Advisor hereby agree as follows:

    1.   DESCRIPTION OF SERVICES.

         (a) CLINICAL ADVISORY BOARD AND CONSULTING. The Company hereby retains Advisor and Advisor hereby agrees to serve as a member of the Company's Clinical Advisory Board and as a consultant for the term of this Agreement. Advisor will advise the Company as an independent contractor in the medical applications of visualization technologies in cardiothoracic endosurgery. The services to be rendered as a consultant are set forth on SCHEDULE 1 to this Agreement.

         (b) EXCLUSIVITY. Advisor will work exclusively with the Company in the area of visualization technologies for cardiothoracic surgery. Advisor represents that all of his/her current consulting or advisory obligations are listed on EXHIBIT A, and agrees that he/she will not enter into any written or oral agreement with any entity, company or person which is or may be (or the potential to be) a competitor of the Company relating to his/her consulting or advisory services unless the Company is notified of such agreement in advance. Advisor understands that while he/she is an advisor to the Company he/she is not to breach any obligation of confidentiality that he/she has to others.

    2.   TIME COMMITMENT.

         (a) CLINICAL ADVISORY BOARD. The time commitment of Advisor will include a minimum of two (2) formal, full-day Clinical Advisory Board meetings per year, at the Company's request, unless the Company and Advisor otherwise mutually agree to extend the length or number of such meetings. Advisor also will from time to time provide scientific counsel on a reasonable basis to personnel working on projects on behalf of the Company; such counsel, which will consist primarily of advice on interpreting scientific or clinical data and planning experiments or trials, will be at Advisor's convenience and will be limited to matters that are compatible with Advisor's faculty or other employment responsibilities and other oral and written agreements to which Advisor is a party.

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         (b)  CONSULTING.  The time commitment as a consultant will be set forth on SCHEDULE 1.

    3.   COMPENSATION.

         (a) CASH COMPENSATION. For all services rendered hereunder, Advisor will be compensated at the rate of U.S. $_______.00 per ________________,
payable as follows:                                                  .

         (b) OTHER COMPENSATION. At the Board of Directors' meeting immediately following the execution of this Agreement, Advisor will be granted such additional compensation as set forth on attached EXHIBIT B.

         (c) TRAVEL EXPENSES AND OTHER DIRECT EXPENSES. Advisor will be reimbursed for reasonable travel expenses incurred in performing his/her advisory obligations, as authorized by the Company's expense reimbursement policy. The Company will reimburse Advisor for all other reasonable direct expenses actually incurred which are incidental to the services performed hereunder and which have been approved in writing in advance by the Company. Advisor will provide the Company with invoices detailing the expenses and reimbursements which Advisor believes are due under this Agreement. Invoices should specify the period for which reimbursement is claimed. Travel costs and other expenses claimed must be itemized. All invoices must be substantiated by receipts for transportation and lodging and all other items for expenses amounting to more than $25.00 where receipts are normally issued. The Company agrees to pay approved invoices within forty-five (45) days of receipt.

         (d) SOLE COMPENSATION. The foregoing fees, other compensation and reimbursement of expenses are Advisor's sole compensation for rendering services to the Company.

    4. INDEPENDENT CONTRACTOR. Advisor's relationship with the Company will be that of an independent contractor and nothing in this Agreement will be construed to create an employer-employee relationship between the Company and Advisor. Advisor has no authority to act on behalf of or to enter into any contract, incur any liability or make any representation on behalf of the Company. The Company agrees that during the term of this Agreement, or any extension or renewal thereof, Advisor may be employed by other persons, firms or corporations; PROVIDED, HOWEVER, that the provisions of this Agreement will be strictly observed by Advisor with respect to such other persons, firms, or corporations. Since Advisor will not be an employee of the Company, it is understood that Advisor will not be entitled to any of the benefits under the Company's retirement or group insurance plans or any other employee benefits. Advisor is solely responsible for all taxes, withholdings and other similar U.
S. or international statutory obligations, including, without limitation, Workers Compensation Insurance, Social


                                         -2-


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Security, federal, state or any other employee payroll taxes; and Advisor agrees to defend, indemnify and hold the Company harmless from any and all claims made by any entity on account of an alleged failure by Advisor to satisfy any such tax or withholding obligations. In the performance of all services hereunder, Advisor will comply with all applicable laws and regulations.

    5. NO CONFLICT WITH EXISTING AGREEMENTS. The Company hereby acknowledges that it does not desire to acquire from Advisor any secret or confidential know-how or information which Advisor may have acquired from others. Accordingly, Advisor represents and warrants that Advisor is free to divulge to the Company, without any obligation to, or violation of any right of others, any and all information, practice or techniques which Advisor will describe, demonstrate, divulge or in any other manner make known to the Company during Advisor's performance of services hereunder.

    6. ADVISOR INVENTIONS. Advisor will promptly and fully disclose and assign to the Company all Inventions made by Advisor (either alone or jointly with others) resulting from or arising out of services hereunder. All such Inventions will be the sole property of the Company. Advisor represents and warrants that Advisor has no obligations to any third party which prohibit or restrict the right to assign to the Company exclusive right, title and interest in and to any and all Inventions made by Advisor resulting from or arising out of services hereunder. Advisor agrees to assist the Company at Company's expense, and to execute any further documents that are necessary or appropriate, to obtain, maintain, or enforce patents on any Inventions described above in the United States and elsewhere. As used in this Agreement, the term "Inventions" means any and all inventions, discoveries, designs, formulas, technology, improvements, trade secrets, results of experiments or clinical trials, processes, techniques and know-how, whether or not patentable, and whether or not related to the Company's business, which RESULT FROM OR ARISE OUT OF SERVICES RENDERED TO THE COMPANY AND are invented, conceived, discovered, developed or reduced to practice by Advisor, either alone or jointly with others.

    7. NON-DISCLOSURE AND NON-USE. The parties hereto acknowledge that during the course of services to the Company pursuant to this Agreement it will become necessary or desirable for the Company to disclose to Advisor a substantial amount of the Company Proprietary Information. "Proprietary Information" is information that was or will be developed, created, or discovered by or on behalf of the Company, or which becomes or will become known by, or was or is conveyed to the Company which has commercial value in the Company's business. "Proprietary Information" includes, but is not limited to, information about operations and maintenance, results of experiments or clinical trials, trade secrets, computer programs, design, technology, ideas, know-how, processes, formulas, compositions, data, techniques, improvements, inventions (whether patentable or not), works of authorship, business and product development plans, customers and other information concerning the Company's actual or anticipated business, research or development, or which is received in confidence by or for the


                                         -3-


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Company from any other person.  "Proprietary Information" does not include information that Advisor demonstrates to the Company's satisfaction, by written evidence, is in the public domain by reason of prior publication not directly or indirectly resulting from any act or omission of Advisor. Advisor fully understands that the maintenance of such Proprietary Information in strict confidence and the confinement of its use to the Company is of vital importance to the Company. Advisor agrees that the Proprietary Information divulged to Advisor by the Company or which Advisor acquires in connection with or as a result of services hereunder will be regarded by Advisor as confidential. Advisor will not use, nor will Advisor disclose, any Proprietary Information to any person either during or after the period of this Agreement, except to those employees of Advisor or the Company as may be necessary in the regular course of Advisor's duties hereunder, or except as otherwise authorized in writing by the President of the Company.

    8. COMPANY MATERIALS. Advisor recognizes that all the Company Materials made or received by Advisor during the period of this Agreement are and will be the exclusive property of the Company, and Advisor will keep the same at all times in Advisor's custody and subject to Advisor's control, and will surrender the same to the Company immediately upon request of the Company. "Company Materials" are documents or other media or tangible items that contain or embody Proprietary Information or any other information concerning the business, operations, or plans of the Company, whether such documents have been prepared by Advisor or by others. "Company Materials" include, but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer disks, tapes or printouts, sound recordings and other printed, typewritten, or handwritten documents, as well as samples, prototypes, models, products and the like.

    9. COMPANY PROPERTY. All Proprietary Information and all title, patents, patent rights, copyrights, mask work rights, trade secret rights, and other intellectual property and rights anywhere in the world (collectively "Rights") in connection therewith will be the sole property of the Company. Advisor hereby assigns to the Company any Rights Advisor may have or acquire in such Proprietary Information. At all times, both during the term of this Agreement and after its termination, Advisor will keep in confidence and trust and will not use or disclose any Proprietary Information without the prior written consent of an officer of the Company appropriate in the ordinary course of performing the services under this Agreement.

    10.  TERM AND TERMINATION.  The initial term of this Agreement will be for a one (1) year period following the Effective Date; and thereafter will renew automatically for additional one (1)-year periods unless terminated by either party at least 90 days prior to an anniversary date. At the Company's option, this Agreement will also terminate upon notice to Advisor in the event of
Advisor's inability for any reason to perform Advisor's services.   Upon
termination of this Agreement, the Company's obligation to pay any compensation, except for services or expenses already accrued or incurred under Section 2, will immediately cease and terminate. Termination of this


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Agreement for any reason will not affect Advisor's obligations under Sections 4,
6, 7, 8, 9 and 10.

    11. REMEDIES. Advisor acknowledges and agrees that a breach of this Agreement will result in immediate, irreparable and continuing damage to the Company for which there will be no adequate remedy at law; and agrees that in the event of any such breach or violation or any threatened or intended breach or violation of this Agreement, the Company and its successors and assigns will be entitled to temporary, preliminary and permanent injunctive relief and/or restraining orders enjoining and restraining such breach or violation or such threatened or intended breach or violation and/or other equitable relief (without needing to post any bond or other security) in addition to such other and further relief as may be proper.

    12. AMENDMENTS AND WAIVERS. This Agreement may be modified, amended or supplemented only by a written instrument duly executed by Advisor and the President of the Company. No term or condition or the breach thereof will be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver or breach of any term or condition will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term or condition. The failure of any party to insist upon strict performance of any term or condition hereunder will not constitute a waiver of such party's right to demand strict compliance therewith in the future.

    13. NOTICES. All payments, notices, requests, demands and other communications required or permitted hereunder will be in writing and will be delivered personally (which will include delivery by courier or overnight delivery service) or sent by first class mail, postage prepaid, or sent by telecopier or other similar facsimile transmission to the parties at their respective address set forth below or at such other address as will be given in writing by a party to the other parties. Items delivered personally or by telecopier or facsimile will be deemed delivered on the date of actual delivery; items sent by first class mail will be deemed delivered three (3) days after mailing.

    If to the Company:       Vista Medical Technologies, Inc.
                             2752 Loker Avenue West
                             Carlsbad, California 92008
                             Attn:  President

    If to Advisor, the address set forth below his/her signature.

    14. GOVERNING LAW; JURISDICTION AND VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law. The parties agree that any dispute regarding the interpretation or validity of this Agreement will be subject to the exclusive jurisdiction of the state and federal courts in and for the County of San Diego, California, and each


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party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts.

    15. ASSIGNMENT. This Agreement will be binding upon Advisor, and inure to the benefit of, the parties hereto and their respective heirs, successors, assigns, and personal representatives; provided, however, that it will not be assignable by Advisor.

    16. COUNTERPARTS. This Agreement may be executed in multiple copies, each of which will be deemed an original and all of which will constitute a single agreement binding on all parties.

    17. ENTIRE AGREEMENT. This Agreement (together with documents and agreements entered into herewith) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements have been made by any party, or any one acting on behalf of any party, that are not embodied in this Agreement with respect to the subject matter hereof.

    18. REPRESENTATION. By executing this Agreement, Advisor acknowledges that he/she understands and agrees that he/she has been encouraged, and had the opportunity to, consult with his/her own personal attorney in connection with this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ADVISOR                                THE COMPANY

-----------------------------------    VISTA MEDICAL TECHNOLOGIES,
(Signature)                            INC., a California corporation

-----------------------------------    By:
    (Printed Name)                        --------------------------------
                                            (Signature)

                                       -----------------------------------
                                           (Printed Name and Title)

Address:
                                       Dated:                  , 199
-----------------------------------          ------------------     -

-----------------------------------

Dated:                    , 199
     --------------------      -


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                                      EXHIBIT A


A.  LIST OF OTHER CONSULTING OR ADVISORY POSITIONS HELD

    1.
         ---------------------------------------------
    2.

         ---------------------------------------------
    3.
         ---------------------------------------------

    4.
         ---------------------------------------------

    5.
         ---------------------------------------------


                                         A-1

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                                      EXHIBIT B


                                         B-1

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                                      SCHEDULE 1


DESCRIPTION OF CONSULTING SERVICES:











TIME COMMITMENT:



                                      Schedule 1